The
Corporate
Fund
Accumulation
Program
Inc.


Annual Report

December 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:

For the year ended December 31, 1999, The Corporate Fund Accumulation Program, Inc. provided a total investment return of -3.14%, based on a change in per share net asset value from $21.62 to $19.77, and assuming reinvestment of $1.181 per share income dividends. For the six months ended December 31, 1999, the Program had a total investment return of -0.18%, based on a change in per share net asset value from $20.45 to $19.77, and assuming reinvestment of $0.645 per share income dividends.


Market Review
During the year ended December 31, 1999, the fixed-income markets were very volatile as interest rates developed a trend toward significantly higher levels. For example, the 30-year US Treasury bond, which began the period at 5.10%, was approximately 6.50% by year-end. Market expectations that the Federal Reserve Board would move to tighten monetary policy in the face of inflationary fears and strong economic growth worldwide, led to the rise in Treasury yields. Although inflationary pressures have been relatively well contained because of significant improvements in productivity, gross domestic product (GDP) growth and the correlating effect it has had on the labor market prompted the Federal Reserve Board to raise interest rates by 0.75% during the period. For all intent, this shift in monetary policy served to reverse the accommodative policy that was implemented during the financial crises of 1998.

Despite the second quarter slowdown in GDP growth to 1.8%, economic activity remained extremely robust throughout most of 1999, as highlighted by the strong rebound in third quarter GDP to 5.7%. Consumer spending continued to lead the way, although recent reports related to housing and auto purchases are beginning to show the effect of higher interest rates. Consumers continued to benefit from low unemployment rates and the wealth effect generated from a strong stock market, although most of the gains have been limited to only a few sectors with performance in many of the established industries lagging. Overseas, Asian countries at the heart of the crises in 1998 continued to recover.

This global recovery has at times led to fears of a rekindling of inflation. Commodities, such as copper, aluminum, plywood and other building materials, as well as chemicals gained in price. More importantly, oil prices surged, spurred on mainly by an agreement by the Organization of Petroleum Exporting Countries to limit production, but also on expectations of increased demand by recovering economies. Wage inflation continued to be of concern given the level of unemployment that the economy has achieved. However, inflation as measured by both the price producer index and consumer price index remains well within acceptable levels for the most part, with productivity measurements still extremely favorable. Beyond the gain in interest rates, the market environment was still being influenced by a flight from quality. This is in stark reversal of the flight-to-quality trades we saw in the third quarter of 1998.

On the corporate bond front, by mid-year, underwriting activity increased significantly as issuers sought to get their funding programs in before the final quarter of 1999. Corporate yield spreads relative to US Treasury securities, which began 1999 on a positive trend, widened across all sectors during the period from May through September. However, since late September, corporate yield spreads tightened following a sooner-than-expected drop in new underwriting activity. Furthermore, investors began to pump new money into the investment-grade sector given the higher yields and strong relative value attributes. With respect to sector performance, Yankee or foreign issues outperformed the domestic issues and bonds rated BBB outperformed those rated A or better on both a price and total return basis.


Fiscal Year in Review
Our investment strategy for the Program, relative to the unmanaged benchmark Merrill Lynch US Corporate A--AAA Rated Index, remained somewhat conservative given the outlook for higher interest rates and wider yield spreads. From a duration perspective, we maintained a duration that was modestly shorter (0.15 years--0.25 years) than the Index. Initially, it was our strategy to bring duration closer to the Index when the yields would climb closer to the high end of the expected range. By early August, we began to reallocate a portion of assets away from corporate bonds and into cash and Treasury issues, in preparation for year-end liquidity needs. Initially, we shifted approximately 10% of the Program's holdings into this sector, although improved fundamentals within the investment-grade market prompted a partial reallocation back into high-grade, large benchmark issues. By December 31, 1999, allocations to cash and Treasury issues were brought down to about 5%.

With respect to the Program's corporate holdings, we remained committed to the bigger, more liquid issues as well as an emphasis on issues that provided higher coupons. As part of our liquidity strategy, we have attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, we believed this was the prudent course of action as a result of Year 2000 computer uncertainties. Given the increased supply and higher rate environment, many of the new corporate transactions were done at larger-than-anticipated yield spread concessions in order to attract investors. In light of the temporary supply factor and wider spreads, we believed corporate bonds possessed some very attractive long-term relative value attributes. Accordingly, during the final quarter of 1999, we continued to redirect excess assets back to corporate bonds in an effort to enhance income.

The Program held overweighted positions in electric utilities, finance companies, cable and media entities, retailers, energy-related issuers, airlines and defense contractors and information technology entities for most of the period. During the latter part of the period, we began to reduce our holdings in defense issues, high-end retailers, airlines and real estate investment trusts. However, we concentrated on adding to positions in domestic banks, supermarkets, railroads and metals/mining companies. The Program continues to be underweighted in property and casualty insurers and health care companies.

For the 12 months ended December 31, 1999, the Program had a total return of -3.14% compared to a -2.39% total return for the unmanaged benchmark Merrill Lynch US Corporate A--AAA Rated Index and a -2.57% total return for the Lipper Corporate A Rated Group. Relative to the Merrill Lynch US Corporate A--AAA Rated Index, the Program's performance was favorably impacted by a 10% allocation to corporate bonds rated BBB/Baa. During 1999, the Merrill Lynch Corporate BBB Rated Index outperformed the Merrill Lynch US Corporate A--AAA Rated Index by 1.56%. However, as outlined in the Program's prospectus, we are limited with respect to our overall exposure to securities rated less than A. As a result, on average, the Lipper group had the advantage of a greater allocation to the BBB sector, thereby achieving a slightly better return.


In Conclusion
Looking ahead, we have formulated an investment strategy based upon our belief that the long-term trend will be toward lower interest rates and a flatter yield curve as the economy slows during the second half of 2000. With respect to corporate bonds, we are looking for yield spread relationships to exhibit further improvement as we proceed through the first quarter of 2000. However, in the near term, the US Treasury market will remain under pressure with the Federal Reserve Board likely moving short-term interest rates higher in the coming months.

We appreciate your investment in The Corporate Fund Accumulation
Program, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager


February 10, 2000



The Corporate Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Program compared to growth of an investment in the ML Corporate
Master Bond Index and the Merrill Lynch US Corporate A--AAA
Rated Index. Beginning and ending values are:

                                          12/88          12/98
The Corporate Fund Accumulation
Program, Inc.*++                         $10,000        $19,403

ML Corporate Master Bond Index++++       $10,000        $22,277

ML US Corporate A--AAA Rated
Index++++++                              $10,000        $22,078


    ++Assuming transaction costs and other operating expenses, including advisory fees. The Corporate Fund Accumulation Program, Inc. invests in long-term and intermediate-term fixed interest-bearing debt obligations issued primarily by corporations.
  ++++This unmanaged Index is comprised of all industrial bonds rated BBB3 or higher, of all maturities.
++++++This unmanaged Index is comprised of bonds rated A--AAA, of all maturities.

      Past performance is not predictive of future performance.


The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 12/31/99                 -3.14%
Five Years Ended 12/31/99           +6.75
Ten Years Ended 12/31/99            +6.85

The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                            December 31, 1999
               S&P     Moody's    Face
Industry      Rating    Rating   Amount                        Issue                                            Value
                                             US Government Obligations

US               AAA    Aaa    $1,000,000    US Treasury Bonds, 5.25% due 2/15/2029                          $   826,870
Government                                   US Treasury Notes:
Obligations--    AAA    Aaa       500,000     6.25% due 10/31/2001                                               500,080
5.0%             AAA    Aaa       850,000     5.875% due 11/15/2004                                              833,399
                 AAA    Aaa       500,000     6% due 8/15/2004                                                   492,185
                 AAA    Aaa       500,000     6% due 8/15/2009                                                   484,375

                                             Total US Government Obligations
                                             (Cost 3,221,365)--5.0%                                            3,136,909

                                             Sovereign Bonds & Notes

Yankee           AA-    Aa3       500,000    Province of Manitoba, 5.50% due 10/01/2008 (1)                      442,440
Sovereigns++--   A+     A2        500,000    Province of Quebec, 8.80% due 4/15/2003 (1)                         525,545
1.5%
                                             Total Sovereign Bonds & Notes (Cost 1,029,901)--1.5%                967,985

                                             Corporate Bonds & Notes

Asset-Backed     AA+    Aa3     1,000,000    Continental Airlines, 7.056% due 9/15/2009                          950,600
Securities**--
1.5%

Banks &          A+     Aa2     1,000,000    BankAmerica Corporation, 7.125% due 5/12/2005                       988,280
Thrifts--        A      A1      1,500,000    Chase Manhattan Corporation, 7.25% due 6/01/2007                  1,479,045
15.8%            A      A1        400,000    First Chicago Corp., 8.875% due 3/15/2002                           414,120
                 A      A1      2,000,000    First Interstate/Wells Fargo Company, 9.90% due 11/15/2001        2,096,380
                 BBB+   a2        750,000    Fleet Capital Trust II, 7.92% due 12/11/2026                        689,918
                 A      A2      1,000,000    HSBC Americas Inc., 7% due 11/01/2006                               963,690
                 A      A1      1,000,000    HSBC Holdings PLC, 7.50% due 7/15/2009                              988,020
                 A-     a2      1,000,000    Mellon Capital II, 7.995% due 1/15/2027                             947,410
                                             Merita Bank Ltd.:
                 A-     A2        500,000     6.50% due 1/15/2006                                                472,835
                 A-     A2      1,000,000     6.50% due 4/01/2009                                                912,980
                                                                                                             -----------
                                                                                                               9,952,678

Electronic       A+     A1        400,000    Motorola Inc., 7.50% due 5/15/2025                                  391,868
Components--
0.6%

Financial        A+     A1      1,000,000    Ford Motor Credit Co., 7.75% due 3/15/2005                        1,018,460
Services--       A      A2      1,000,000    General Motors Acceptance Corp., 9% due 10/15/2002                1,047,570
Captive--3.3%                                                                                                -----------
                                                                                                               2,066,030

Financial                                    Associates Corporation of North America:
Services--       AA-    Aa3       500,000     7.40% due 5/15/2006                                                501,190
Consumer--       AA-    Aa3     1,000,000     6.95% due 11/01/2018                                               923,130
3.8%             A+     A2      1,000,000    Equitable Life Assurance Society of the US, 7.70% due
                                             12/01/2015 (b)                                                      978,243
                                                                                                             -----------
                                                                                                               2,402,563


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                                December 31, 1999
               S&P     Moody's    Face
Industry      Rating    Rating   Amount                        Issue                                            Value
                                             Corporate Bonds & Notes (continued)

Financial        BBB+   A3     $  750,000    ERP Operating LP, 7.125% due 10/15/2017                         $   654,675
Services--       AAA    Aaa       900,000    Florida Windstorm Under, 7.125% due 2/25/2019 (b)                   825,969
Other--8.5%                                  Lehman Brothers Holdings, Inc.:
                 A      A3        500,000     7.125% due 9/15/2003                                               491,900
                 A      A3        500,000     7.625% due 6/01/2006                                               496,030
                 A+     Aa3     1,000,000    Morgan Stanley, Dean Witter, 7.125% due 1/15/2003                   999,210
                 A+     Aa3       800,000    Morgan Stanley Group, 8.33% due 1/15/2007                           839,104
                 BBB+   Baa1    1,000,000    PaineWebber Group Inc., 8.875% due 3/15/2005                      1,049,450
                                                                                                             -----------
                                                                                                               5,356,338

Industrial--     A+     A1      1,000,000    Anheuser-Busch Companies Inc., 6.50% due 1/01/2028                  869,480
Consumer--
1.4%

Industrial--     BBB    Baa1    1,500,000    Dillard's, Inc., 6.08% due 8/01/2010 (a)                          1,492,950
Consumer         A      A2        407,138    Disney Custom Repackaged Asset Vehicle-403, 6.85% due
Goods--13.3%                                 1/10/2007 (b)**                                                     399,606
                 AAA    Aaa     2,000,000    Johnson & Johnson, 8.72% due 11/01/2024                           2,188,600
                 A+     A1      1,125,000    May Department Stores Company, 10.625% due 11/01/2010             1,387,800
                 A      A2      1,000,000    Phillip Morris Companies, Inc., 9% due 1/01/2001                  1,013,800
                 A-     A3      2,000,000    Sears, Roebuck & Co., 6.25% due 1/15/2004                         1,898,280
                                                                                                             -----------
                                                                                                               8,381,036

Industrial--     AA+    Aa1     1,500,000    BP America Inc., 9.375% due 11/01/2000                            1,532,970
Energy--         A-     A3      1,000,000    Burlington Resources, 7.375% due 3/01/2029                          935,610
6.1%             AA-    Aa3       500,000    Dresser Industries, Inc., 7.60% due 8/15/2096                       477,095
                 A-     A3      1,000,000    Murphy Oil Corporation, 7.05% due 5/01/2029                         898,770
                                                                                                             -----------
                                                                                                               3,844,445

Industrial--     A+     A1        500,000    Chrysler Corp., 7.45% due 3/01/2027                                 484,505
Manufacturing--  NR*    NR*       700,000    Jones Apparel Group, 7.875% due 6/15/2006                           679,625
5.7%             A      A2      2,000,000    Textron Inc., 6.375% due 7/15/2004                                1,928,640
                 A+     A2        500,000    United Technologies Corporation, 6.625% due 11/15/2004              491,020
                                                                                                             -----------
                                                                                                               3,583,790

Industrial--     A      A2      1,000,000    Computer Sciences Corp., 6.25% due 3/15/2009                        909,300
Services--
1.4%

Transporta-      A-     A3      1,000,000    Southwest Airlines Co., 7.875% due 9/01/2007                        998,870
tion--1.6%

Utilities--      AA-    A1        500,000    AT&T Corporation, 6% due 3/15/2009                                  453,560
Communica-       AA+    Aa3       500,000    Ameritech Capital Funding, 6.45% due 1/15/2018                      441,130
tions--6.0%      AA-    A2      2,000,000    GTE California, Inc., 8.07% due 4/15/2024                         1,940,100
                 AA-    Aa3     1,000,000    Pacific Bell, 6.875% due 8/15/2006                                  972,070
                                                                                                             -----------
                                                                                                               3,806,860

Utilities--      A-     A3      1,500,000    Detroit Edison Company, 7.22% due 8/01/2002                       1,497,135
Electric--       A      A3        500,000    Duke Capital Corp., 7.50% due 10/01/2009                            494,180
6.9%             AA-    A1      1,000,000    PG&E Corp., 7.25% due 8/01/2026                                     903,300
                 A-     A3        500,000    Pennsylvania Power & Light Co., 6.125% due 5/01/2006 (a)            496,275
                 A      A2      1,000,000    Virginia Electric & Power Co., 8.625% due 10/01/2024              1,004,300
                                                                                                             -----------
                                                                                                               4,395,190



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                                December 31, 1999
               S&P     Moody's    Face
Industry      Rating    Rating   Amount                        Issue                                            Value
                                             Corporate Bonds & Notes (concluded)

Yankee           AA-    Aa3    $1,000,000    ABN-AMRO Bank NV (Chicago), 7% due 4/01/2008 (2)               $    958,760
Corporates++--   BBB+   Baa3    1,000,000    Fairfax Financial Holdings Ltd., 7.375% due 4/15/2018 (2)           792,280
11.9%            A+     A1      1,000,000    Ford Capital BV, 9.50% due 6/01/2010 (2)                          1,123,940
                 A+     A1      1,500,000    Grand Metropolitan Investment Corp., 9% due 8/15/2011 (2)         1,667,370
                 A+     A2      2,000,000    Hydro-Quebec, 7.375% due 2/01/2003 (3)                            2,011,440
                 A-     A3      1,000,000    Israel Electric Corp. Ltd., 7.75% due 3/01/2009 (3)(b)              966,896
                                                                                                            ------------
                                                                                                               7,520,686

                                             Total Corporate Bonds & Notes
                                             (Cost $57,225,459)--87.8%                                        55,429,734

                                             Short-Term Securities

Repurchase                      2,581,000    Warburg Dillon Read LLC, purchased on 12/31/1999 to yield
Agreements***--4.1%                          2.70% to 1/03/2000                                                2,581,000

                                             Total Short-Term Securities
                                             (Cost--$2,581,000)--4.1%                                          2,581,000

                                             Total Investments(Cost--$64,057,725)--98.4%                      62,115,628

                                             Other Assets Less Liabilities--1.6%                               1,034,793
                                                                                                            ------------
                                             Net Assets-- 100.0%                                            $ 63,150,421
                                                                                                            ============


  *Not Rated.
 **Subject to principal paydowns.
***Repurchase Agreements are fully collateralized by US Government
   Obligations.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 ++Corresponding industry groups for foreign bonds:
   (1)Government entity.
   (2)Financial institution.
   (3)Industrial; other.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 1999
Assets:
Investments, at value (identified cost--$64,057,725)                                                        $ 62,115,628
Interest receivable                                                                                            1,227,902
Prepaid registration fees and other assets                                                                        47,528
                                                                                                            ------------
Total assets                                                                                                  63,391,058
                                                                                                            ------------

Liabilities:
Payables:
   Capital shares redeemed                                                                 $     97,846
   Investment adviser                                                                            30,242
   Dividends                                                                                        275          128,363
                                                                                           ------------
Accrued expenses and other liabilities                                                                           112,274
                                                                                                            ------------
Total liabilities                                                                                                240,637
                                                                                                            ------------
Net Assets                                                                                                  $ 63,150,421
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     31,949
Paid-in capital in excess of par                                                                              66,851,849
Accumulated distributions in excess of investment income--net                                                       (180)
Accumulated realized capital losses on investments--net                                                       (1,791,100)
Unrealized depreciation on investments--net                                                                   (1,942,097)
                                                                                                            ------------
Net Assets--Equivalent to $19.77 per share based on 3,194,874 shares outstanding                            $ 63,150,421
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 1999
Investment Income:
Interest and premium and discount earned                                                                    $  4,588,799

Expenses:
Investment advisory fees                                                                   $    337,564
Transfer agent fees                                                                             196,489
Professional fees                                                                                62,884
Printing and shareholder reports                                                                 53,121
Accounting services                                                                              40,381
Registration fees                                                                                26,828
Custodian fees                                                                                   12,194
Directors' fees and expenses                                                                      9,114
Pricing fees                                                                                      4,457
Other                                                                                             4,264
                                                                                           ------------
Total expenses                                                                                                   747,296
                                                                                                            ------------
Investment income--net                                                                                         3,841,503
                                                                                                            ------------
Realized & Unrealized Loss on Investments--Net:
Realized loss on investments--net                                                                               (832,984)
Change in unrealized appreciation/depreciation on investments--net                                            (5,216,080)
                                                                                                            ------------
Net Decrease in Net Assets Resulting from Operations                                                        $ (2,207,561)
                                                                                                            ============


See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:
Investment income--net                                                                     $  3,841,503     $  3,988,778
Realized gain (loss) on investments--net                                                       (832,984)         803,278
Change in unrealized appreciation/depreciation on investments--net                           (5,216,080)         851,467
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              (2,207,561)       5,643,523
                                                                                           ------------     ------------
Dividends & Distributions to Shareholders:
Investment income--net                                                                       (3,841,598)      (3,988,781)
In excess of investment income--net                                                                (180)              --
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                                                (3,841,778)      (3,988,781)
                                                                                           ------------     ------------
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                         (1,931,117)      (2,904,537)
                                                                                           ------------     ------------
Net Assets:
Total decrease in net assets                                                                 (7,980,456)      (1,249,795)
Beginning of year                                                                            71,130,877       72,380,672
                                                                                           ------------     ------------
End of year*                                                                               $ 63,150,421     $ 71,130,877
                                                                                           ============     ============

*Undistributed (accumulated distributions in excess of) investment income--net             $       (180)    $         95
                                                                                           ============     ============


See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                           1999++     1998++        1997        1996        1995
Per Share Operating Performance:
Net asset value, beginning of year                               $  21.62   $  21.13     $  20.69   $  21.59    $  19.14
                                                                 --------   --------     --------   --------    --------
Investment income--net                                               1.17       1.19         1.22       1.23        1.28
Realized and unrealized gain (loss) on investments--net             (1.84)       .50          .44       (.90)       2.45
                                                                 --------   --------     --------   --------    --------
Total from investment operations                                     (.67)      1.69         1.66        .33        3.73
                                                                 --------   --------     --------   --------    --------
Less dividends and distributions:
   Investment income--net                                           (1.18)     (1.20)       (1.22)     (1.23)      (1.28)
   In excess of investment income--net                                 --++++     --           --         --          --
                                                                 --------   --------     --------   --------    --------
Total dividends and distributions                                   (1.18)     (1.20)       (1.22)     (1.23)      (1.28)
                                                                 --------   --------     --------   --------    --------
Net asset value, end of year                                     $  19.77   $  21.62     $  21.13   $  20.69    $  21.59
                                                                 ========   ========     ========   ========    ========
Total Investment Return:
Based on net asset value per share                                 (3.14%)     8.24%        8.30%      1.69%      20.05%
                                                                 ========   ========     ========   ========    ========
Ratios to Average Net Assets:
Expenses                                                            1.11%      1.00%         .99%      1.12%       1.01%
                                                                 ========   ========     ========   ========    ========
Investment income--net                                              5.69%      5.60%        5.84%      5.84%       6.23%
                                                                 ========   ========     ========   ========    ========
Supplemental Data:
Net assets, end of year (in thousands)                           $ 63,150   $ 71,131     $ 72,381   $ 77,748    $ 85,402
                                                                 ========   ========     ========   ========    ========
Portfolio turnover                                                    61%        66%          90%        77%        104%
                                                                 ========   ========     ========   ========    ========


  ++Based on average shares outstanding.
++++Amount is less than $.01 per share.

    See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral of the Program may be delayed or limited.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

During the year ended December 31, 1999, the Program paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $3,622 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $39,383,387 and $42,426,424, respectively.

Net realized losses for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments              $ (832,984)   $(1,942,097)
                                   ----------    -----------
Total                              $ (832,984)   $(1,942,097)
                                   ==========    ===========

As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,948,618, of which $385,762 related to appreciated securities and $2,334,380 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $64,064,246.


4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
December 31, 1999                     Shares        Amount

Shares sold                           582,428   $ 12,100,729
Shares issued to share-
holders in reinvestment of
dividends                             174,464      3,576,975
                                  -----------   ------------
Total issued                          756,892     15,677,704
Shares redeemed                      (852,690)   (17,608,821)
                                  -----------   ------------
Net decrease                          (95,798)  $ (1,931,117)
                                  ===========   ============


For the Year Ended                                  Dollar
December 31, 1998                     Shares        Amount

Shares sold                           561,726   $ 11,965,648
Shares issued to share-
holders in reinvestment of
dividends                             173,288      3,700,826
                                  -----------   ------------
Total issued                          735,014     15,666,474
Shares redeemed                      (869,838)   (18,571,011)
                                  -----------   ------------
Net decrease                         (134,824)  $ (2,904,537)
                                  ===========   ============


5. Capital Loss Carryforward:
At December 31, 1999, the Program had a net capital loss carryforward of approximately $1,590,000, of which $958,000 expires in 2002 and $632,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
The Corporate Fund Accumulation Program, Inc.
Independent Auditors' Report

The Board of Directors and Shareholders,
The Corporate Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corporate Fund Accumulation Program, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 7, 2000
</AUDIT-REPORT>


Officers and Directors
Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Arthur Zeikel--Director
Christopher G. Ayoub--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President and
   Treasurer
Ira P. Shapiro--Secretary


Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286